                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                       September 30, 2005
                                                        ($ in Thousands)

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

                                               3/05 QTR                    6/05 QTR                    9/05 QTR
                                               --------                    --------                   ---------
Loan Loss Reserve - Total                    $   24,994                  $   24,868                  $   24,756
                  - General                      24,362                      24,371                      24,259
                  - Specific                        631                         498                         497
Net Charge-offs (Recoveries) for the Qtr             14                          (8)                        112
Nonperforming Assets - Total                      9,082                       7,975                       7,344
                     - REO                        1,590                         643                         756
                     - Nonaccrual                 7,492                       7,332                       6,588
Troubled Debt Restructuring                         766                         572                         573

Capital Ratios - Tangible                     1,084,950        14.42%     1,102,496        14.09%     1,123,485        13.75%
               - Core                         1,084,950        14.42      1,102,496        14.09      1,123,485        13.75
               - Risk Based                   1,099,833        26.82      1,118,939        26.25      1,140,877        26.75

                                               3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD      9/05 QTR      9/05 YTD
                                               --------     ----------     --------      --------     ---------      --------
Loan Originations - Total                    $  511,406    $ 1,075,377   $  667,886    $1,743,263    $  693,563    $2,436,826
                  - Single-Family               253,242        535,275      320,126       855,401       354,156     1,209,557
                  - Multi-Family                 25,923         58,519       40,470        98,989        52,850       151,839
                  - Land                         75,331        148,058      121,490       269,548        89,314       358,862
                  - Construction                156,910        333,525      185,800       519,325       197,243       716,568

                                               3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD      9/05 QTR      9/05 YTD
                                               --------    -----------     --------      --------      --------      --------
Loan Servicing Fee Income                    $    1,694    $     3,266   $    1,651    $    4,917    $    1,910    $    6,827
Other Fee Income                                    237            468          237           705           341         1,046
                                               --------    -----------     --------      --------      --------      --------
     Total Fee Income                        $    1,931    $     3,734   $    1,888    $    5,622    $    2,251    $    7,873
                                               ========     ==========     ========      ========      ========      ========

                                               3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD      9/05 QTR      9/05 YTD
                                               --------    -----------     --------      --------      --------      --------
Average Loans                                $5,422,200    $ 5,311,797   $5,643,508    $5,422,368    $5,856,081    $5,531,687
Average Earning Assets                        7,380,416      7,261,943    7,571,048     7,364,978     7,794,351     7,473,204
Average Assets                                7,586,058      7,478,002    7,777,389     7,586,711     8,031,363     7,697,085
Average Paying Liabilities                    6,247,571      6,158,176    6,442,057     6,252,803     6,642,604     6,351,054
Operating Expenses/Average Assets                  0.74%          0.69%        0.66%         0.68%         0.68%         0.68%
Efficiency Ratio                                  18.16          17.91        19.55         18.42         21.64         19.16
Amortization of Intangibles                  $      306    $       624   $      293    $      917    $      281    $    1,198

Repayments                                     3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD      9/05 QTR      9/05 YTD
----------                                     --------     ----------     --------      --------      --------      --------
     Loans                                   $  381,643    $   781,785   $  475,893    $1,257,678    $  510,214    $1,767,892
     MBS                                         46,100        101,490       53,199       154,689        67,009       221,698

EOP Numbers                                    3/05 QTR                    6/05 QTR                    9/05 QTR
-----------                                    --------                    --------                   ---------
Shares Issued and Outstanding                86,707,298                  86,777,363                  86,933,294

Share repurchase information                   3/05 QTR      3/05 YTD      6/05 QTR      6/05 YTD      9/05 QTR      9/05 YTD
----------------------------                   --------     ----------     --------      --------      --------      --------
Remaining shares auth. for repurchase         3,310,014      3,310,014    3,310,014     3,310,014     3,310,014     3,310,014
Shares repurchased                                    -              -            -             -             -             -
Average share repurchase price               $        -    $         -   $        -    $        -    $        -    $        -



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Tangible Book Value                            3/05 QTR                    6/05 QTR                    9/05 QTR
-------------------                            --------                    --------                   ---------
     $ Amount                                $1,091,196                  $1,116,156                  $1,130,049
     Per Share                                    12.58                       12.86                       13.00
# of Employees                                      756                         770                         749
Tax Rate - Going Forward                          35.50%                      35.50%                      35.50%

                                                3/05 QTR                    6/05 QTR                    9/05 QTR
                                             ----------------            ----------------            ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Single-Family Residential               $4,248,491  70.6%           $4,451,132  70.2%           $4,630,411  70.2%
     Multi-Family                               470,635   7.8               481,184   7.6               501,823   7.6
     Construction                               931,861  15.5               978,411  15.5             1,021,419  15.5
     Land                                       365,360   6.1               421,966   6.7               438,621   6.7
                                             ----------  ----            ----------  ----            ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)      $6,016,347  100%            $6,332,693  100%            $6,592,274  100%
                                             ==========  ====            ==========  ====            ==========  ====

                                                      3/05 QTR                   6/05 QTR                    9/05 QTR
                                             -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %      #
-----------------                              ------      -      -        ------      -      -         ------      -      -
     WA                                      $2,252,898  47.8%    43     $2,255,177  46.8%    43     $2,350,615   46.7%    43
     ID                                         500,663  10.6     16        504,357  10.5     16        519,962   10.3     16
     OR                                         836,936  17.7     27        862,457  17.9     27        911,691   18.1     27
     UT                                         287,686   6.1     10        291,300   6.1     10        299,609    6.0     10
     NV                                          63,361   1.3      3        103,619   2.2      3        127,514    2.5      3
     TX                                          35,412   0.7      2         36,162   0.8      2         49,420    1.0      3
     AZ                                         745,633  15.8     20        755,613  15.7     20        772,694   15.4     20
                                             ----------  ----    ---     ----------  ----    ---     ----------   ----    ---
     Total                                   $4,722,589  100%    121     $4,808,685  100%    121     $5,031,505   100%    122
                                             ==========  ====    ===     ==========  ====    ===     ==========   ====    ===

                                                   3/05 QTR                    6/05 QTR                    9/05 QTR
                                             ----------------            ----------------            ----------------
Deposits by Type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------      -               ------      -
Checking (noninterest)                       $   12,560   0.3%           $   14,611   0.3%           $   34,013   0.7%
NOW (interest)                                  181,300   3.8               176,537   3.7               171,469   3.4
Savings (passbook/stmt)                         210,080   4.4               200,176   4.2               191,919   3.8
Money Market                                    942,680  20.0               894,682  18.6               871,945  17.3
C.D.'s                                        3,375,969  71.5             3,522,679  73.2             3,762,159  74.8
                                             ----------  ----            ----------  ----            ----------  ----
Total                                        $4,722,589  100%           $ 4,808,685  100%            $5,031,505  100%
                                             ==========  ====           ===========  ====            ==========  ====

Deposits greater than $100,000 - EOP         $1,240,065                 $1,268,965                   $1,365,486

Brokered Deposits                            $        -                 $        -                   $        -


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